Silver Star Properties REIT, Inc. Addresses Shareholders and Outlines Strategic Turnaround

HOUSTON — November 29, 2023 — Silver Star Properties REIT, Inc. (the “Company”) today issued a comprehensive update on strategic initiatives led by the Executive Committee, comprised of independent directors Gerald Haddock, Jack Tompkins, and Jim Still. These initiatives are aimed at addressing critical operational challenges and securing long-term value for our shareholders.
In 2022, the independent directors identified a series of concerns, including executive turnover, shareholder liquidity issues, routine SEC filing delays, and a lack of engagement from former CEO Allen Hartman. They also discovered cash shortages resulting from tenant dissatisfaction and challenges in securing new tenant leases. Additionally, misallocation of resources, unsustainable dividends, and the inability to raise capital were pressing issues for the Company, reflecting a failure in the management of the business by Hartman.
Taking swift action, the independent directors halted dividend payments to preserve capital and began to evaluate the situation thoroughly. A rigorous review of the Company's assets and business strategy ensued, with a focus on realigning the management structure and exploring strategic options, including holding in-depth conversations with Company management and engaging external advisors. The independent directors were advised that as long as Hartman was at the helm, the Company could not raise capital.
Shortly thereafter, the independent directors, Gerald Haddock, Jack Tompkins, and Jim Still, formed an Executive Committee to lead the Company forward. After detailed discussions and strategic planning, the Executive Committee determined that the most viable path forward was to sell legacy commercial assets in an orderly fashion and pivot to self-storage assets. The Company aims to utilize Section 1031 sales to facilitate this transition to preserve asset values.
The Executive Committee then sought to negotiate an orderly and fair separation of the Company from Hartman and an affiliate which he controlled, resulting in multiple day-long negotiation sessions. Negotiations proved challenging, and when Hartman’s efforts to extract an unfair value from the Company to the detriment of other shareholders were rebuffed, he took an adversarial role. Hartman filed improper lis pendens and brought a lawsuit against the Company to claim an erroneous interest in title to certain assets which impaired the ability of the Company to sell these assets timely and refinance the SASB loan, encumbering the majority of the Company’s assets, which was maturing. To overcome these impediments, the Company's subsidiary holding company filed a strategic Chapter 11 bankruptcy action in an effort to clear these sales from Hartman’s improper actions.
Despite these challenges, the Company anticipates a successful exit from the bankruptcy plan by its subsidiary, ensuring substantial liquid capital for reinvestment. The Executive Committee, along with management, has navigated the bankruptcy filing's impact on property sales, strategically reducing the principal balance of the SASB loan to a level necessary for refinancing.
The Company will be well-positioned to capitalize on opportunities in the self-storage asset class. The Executive Committee's expertise will guide the Company in broadening its investment mandate, targeting opportunities for future real estate investments with favorable returns and significant growth potential.
The Company is poised to capitalize on substantial opportunities for future real estate investments from existing owners divesting nonstrategic assets and sellers subject to maturing credit or requiring complex disposition structures. Looking ahead, Silver Star aims to pursue self-storage acquisitions with a modest current yield of 6-8%, with capital additions and growth prospects moving the total return to the 17-18% range because, in part, of the Company not being capital constrained in buying properties. The focus will be on building critical mass in submarkets and tracking opportunities where first time home buyers -- heavy users of self-storage facilities -- are making significant investments.
While the cost of capital may currently appear uncertain, the Company remains confident that underlying factors will stabilize in the long term, presenting investment opportunities. Critical to this path forward is the continued service on the Board of the current Executive Committee, directors Gerald Haddock, Jack Tompkins and Jim Still, who can ensure continuity in the strategic vision.
Shareholders can anticipate receiving proxy materials in the near future, detailing Company business and describing matters to be submitted to our shareholders for approval, including the re-election of these three incumbent directors.

Contact:
Investor and Media Relations
investorrelations@silverstarreit.com
###
Forward-Looking Statements: This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “anticipate,” “estimate,” “expect,” “intend,” “may,” “should” and similar expressions, and variations or negatives of these words. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the SEC, particularly those described in our most recent Annual Report on Form 10-K, which was filed with the SEC on May 26, 2023 (“Annual Report”) and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this Current Report on Form 8-K and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.
Additional Information and Where to Find It:
The Company has filed with the SEC a definitive proxy statement on Schedule 14A on November 29, 2023, containing relevant documents with respect to its solicitation of proxies for the Company’s stockholder consent in lieu of annual meeting for the 2023 fiscal year (the “2023 Consent Solicitation”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company website at www.silverstarreit.com.
Participants:
The Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by the Company in connection with matters to be considered in connection with the 2023 Consent Solicitation. Information about the Company’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in the Company’s preliminary proxy statement for the 2023 Consent Solicitation. To the extent holdings of The Company securities reported in the definitive proxy statement for the 2023 Consent Solicitation have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.